Future Abandonment Cost	6 Months Ended
Jun. 30, 2013
Future Abandonment Cost

3. FUTURE ABANDONMENT COST

Future abandonment costs are recognized as obligations associated with the retirement of tangible long-lived assets that result from the acquisition and development of the asset. We recognize the fair value of a liability for a retirement obligation in the period in which the liability is incurred. For natural gas and oil properties, this is the period in which the natural gas or oil well is acquired or drilled. The future abandonment cost is capitalized as part of the carrying amount of our natural gas and oil properties at its discounted fair value. The liability is then accreted each period until the liability is settled or the natural gas or oil well is sold, at which time the liability is reversed. If the fair value of a recorded future abandonment cost changes, a revision is recorded to both the asset retirement obligation and the asset retirement cost.

Accretion expense totaled approximately $0.5 million and $1.1 million for the three and six-month periods ended June 30, 2013, respectively, as compared to $0.5 million and $0.9 million for the three and six months ended June 30, 2012, respectively. These amounts are recorded as depreciation, depletion, amortization and accretion (“DD&A”) expense on our Consolidated Statements of Operations. We account for future abandonment costs that relate to wells that are drilled jointly based on our working interest in those wells.

$ in Thousands	June 30, 2013
Beginning Balance at December 31, 2012	$24,822
Future Abandonment Obligation Incurred	570
Future Abandonment Obligation Settled	(470)
Future Abandonment Obligation Revision of Estimated Obligation	160
Future Abandonment Obligation Accretion Expense	1,090

Total Future Abandonment Cost	$26,172